EXHIBIT 3.11
                                 State of Delaware

                     Office of the Secretary of State PAGE 1


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PLASTIC SPECIALTIES AND TECHNOLOGIES HOLDINGS, INC.", CHANGING ITS NAME FROM "PLASTIC SPECIALTIES AND TECHNOLOGIES HOLDINGS, INC." TO "PLASTIC SPECIALTIES AND TECHNOLOGIES INVESTMENTS, INC.", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF MARCH, A.D. 1987, AT 12:30 O'CLOCK P.M.


                                  /s/Edward J. Freel
                                 -------------------------------------------
                                  Edward J. Freel, Secretary of State

2030289 8100                     AUTHENTICATION:    8932998

981067446                                  DATE:    02-21-98


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

     Plastic Specialties and Technologies Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the Stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment reads as follows:

          "RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article First thereof so that, as amended, said Article shall read as follows:

     First: The name of the Corporation is "Plastic
     Specialties and Technologies Investments, Inc."

     SECOND: That thereafter, pursuant to the resolution of its Board of Directors, a special meeting of the Stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares required by statute were voted in form of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said Plastic Specialties and Technologies Holdings, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Fred W. Broling, its President and Leo Gans, its secretary, this 31ST day of March, 1987.


                                                 FRED W. BROLING, President



                                                 TERENCE K. BRENNAN,
                                                 Assistant Secretary




                                State of Delaware

                     Office of the Secretary of State PAGE 1


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WILSON FIBERFIL HOLDINGS, INC.", CHANGING ITS NAME FROM "WILSON FIBERFIL HOLDINGS, INC." TO "PLASTIC SPECIALTIES AND TECHNOLOGIES HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF MARCH, A.D. 1986, AT 10 O'CLOCK A.M.





                                  /s/Edward J. Freel
                                 -------------------------------------------
                                  Edward J. Freel, Secretary of State

2030289 8100                     AUTHENTICATION:    8932997

981067446                                  DATE:    02-21-98


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


     Wilson Fiberfil Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the Stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment reads as follows:

          "RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article First thereof so that, as amended, said Article shall read as follows:

     First: The Name of the Corporation is
     Plastic Specialties and Technologies Holdings, Inc."

     SECOND: That thereafter, pursuant to the resolution of its Board of Directors, a special meeting of the Stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares required by statute were voted in form of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said Wilson Fiberfil Holdings, inc. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Fred
W. Broling, its President and Leo Gans, its Secretary, this 17th day of March, 1986.

                                                     FRED W. BROLING, President


                                          Attest:
                                                     LEO GANS, Secretary



                                State of Delaware

                     Office of the Secretary of State PAGE 1


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WILSON FIBERFIL HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWELFTH DAY OF MARCH, A.D. 1984, AT 3 O'CLOCK P.M.




                                  /s/Edward J. Freel
                                 -------------------------------------------
                                  Edward J. Freel, Secretary of State


2030289 8100                      AUTHENTICATION:    8932996

981067446                                   DATE:    02-21-98


                          CERTIFICATE OF INCORPORATION

                                       OF

                         WILSON FIBERFIL HOLDINGS, INC.


     FIRST: The name of the Corporation is

           WILSON FIBERFIL HOLDINGS. INC.

     SECOND: The address of the Corporation's registered office in the State of Delaware is 100 West 10th Street, in the City of Wilmington, County of New Castle, and the name of the Corporation's registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is five thousand (5,000) shares of Common Stock of the par value of two dollars and fifty cents ($2.50) each.

     FIFTH: The name and mailing address of the incorporator is Kenneth S. Kirsner. 2211 Sanders Road. Northbrook, Illinois 60062.

     SIXTH: Unless and except to the extent that the By-laws of the Corporation shall so require. the election of directors of the Corporation need not be by written ballot.

     SEVENTH: The Board of Directors is expressly authorized and empowered to make, alter and repeal the By-laws of the Corporation.

     EIGHTH: The Corporation reserves the right at any time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved herein.

     IN WITNESS WHEREOF, the undersigned, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware. has signed this Certificate of Incorporation, as incorporator, this 8th day of March, 1984.



                                                 /s/Kenneth S. Kirsner
                                                --------------------------